Property, Plant And Equipment	12 Months Ended
Sep. 30, 2012
Property, Plant And Equipment [Abstract]
Property, Plant And Equipment

6. Property, Plant and Equipment

Depreciation expense of property, plant and equipment for the years ended September 30, 2012, 2011 and 2010 was $11.4 million, $11.5 million and $10.5 million, respectively.

The Company leases certain real property, equipment and machinery under noncancelable operating leases. Rental expense under these operating leases for the years ended September 30, 2012, 2011 and 2010 was $8.3 million, $8.1 million and $7.7 million, respectively. Future aggregate minimum lease payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of September 30, 2012, are: (Dollars in thousands) Years ending September 30:

2013	$7,585
2014	6,096
2015	4,811
2016	3,291
2017 and thereafter	2,251

Total	$24,034